UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14A2

NORTHEAST BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

November 6, 2012

Dear Northeast Bancorp Shareholders:

The enclosed supplement to our proxy statement, with the accompanying amended formal notice of meeting, is being furnished to you as a shareholder of Northeast Bancorp in connection with the annual meeting of shareholders of Northeast Bancorp to be held on Wednesday, November 28, 2012.

In the Northeast Bancorp proxy statement dated October 18, 2012, we asked our shareholders to vote on a number of proposals, including Proposal 4, which is a proposal to approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the authorized shares of capital stock to 30,000,000, including an increase in the authorized shares of voting common stock to 25,000,000 and an increase in the authorized shares of non-voting common stock to 4,000,000.

In response to shareholder concerns, we are amending Proposal 4 to reduce the proposed increase in authorized shares of non-voting common stock from 4,000,000 to 3,000,000. Proposal 4 remains unchanged as it relates to the proposed increase in authorized shares of voting common stock.

The supplement includes information relating to the revised Proposal 4. Please read the proxy statement that was previously made available to you and the supplement in their entirety, as together they contain information that is important to your decision in voting at the annual meeting.

Accompanying the supplement is another proxy card. You may vote on all proposals by submitting the enclosed proxy card or the proxy card previously furnished to you with the proxy statement dated October 18, 2012, or by submitting a proxy via the Internet or by telephone, in each case following the procedures on the proxy card. If you have already voted and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting in the same manner as you voted for Proposal 4 on that proxy and, with respect to all other proposals, in the same manner as you voted for such proposals on that proxy.

Your vote is important. We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained in the supplement and the proxy card.

Thank you for your continued support of Northeast Bancorp.

Sincerely,

Richard Wayne President and Chief Executive Officer

NORTHEAST BANCORP

500 Canal Street

Lewiston, Maine 04240

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2012

The 2012 annual meeting of shareholders of Northeast Bancorp will be held on Wednesday, November 28, 2012 at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP located at Exchange Place, 53 State Street, Boston, Massachusetts 02109, for the following purposes:

1.	To elect the three nominees named in the proxy statement as Class II directors, each to serve for a three-year term and until their respective successors are duly elected and qualified.

2.	To hold an advisory, non-binding vote approving the compensation of our named executive officers.

3.	To ratify the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

4.	To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of shares of capital stock authorized for issuance from 16,000,000 shares to 29,000,000 shares, as more fully set forth in Appendix A to the supplement to the proxy statement.

5.	To amend and restate the Northeast Bancorp 2010 Stock Option and Incentive Plan.

6.	To adjourn or postpone the annual meeting, if necessary, to solicit additional proxies in favor of Proposal 4.

7.	To consider and act upon any other matters that are properly brought before the annual meeting and at any adjournments or postponements thereof. At this time we are not aware of any such other matters.

You may vote if you were a holder of shares of voting common stock of record as of the close of business on October 1, 2012. If you do not plan to attend the meeting and vote your shares of voting common stock in person, we urge you to vote your shares as instructed in the proxy statement. Please complete, date, sign and return the accompanying proxy card, or submit your proxy electronically via the Internet or telephone.

If your shares of voting common stock are held by a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee to have your shares of voting common stock voted.

Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By Order of the Board of Directors

Suzanne M. Carney Clerk

November 6, 2012

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on November 28, 2012

The Proxy Statement, the Annual Report to Shareholders, the Supplement to the Proxy Statement and the Amended Notice of Annual Meeting of Shareholders are available at http://www.cfpproxy.com/6899.

NORTHEAST BANCORP

500 Canal Street

Lewiston, Maine

SUPPLEMENT

TO

PROXY

STATEMENT

This supplement to our proxy statement (this “Supplement”) is being furnished to shareholders of Northeast Bancorp in connection with the solicitation of proxies by the Board of Directors of Northeast Bancorp for use at the 2012 annual meeting of shareholders of Northeast Bancorp to be held on Wednesday, November 28, 2012 at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP located at Exchange Place, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof.

This Supplement and the Amended Notice of 2012 Annual Meeting of Shareholders supplement the Proxy Statement and the Notice of Annual Meeting of Shareholders, each dated October 18, 2012, previously furnished to our shareholders in connection with the solicitation for proxies for use at the annual meeting. In this Supplement, the terms “Northeast,” “the company,” “we,” “our” and “us” refer to Northeast Bancorp and its subsidiaries.

This Supplement is being furnished to amend and restate Proposal 4 in the Proxy Statement previously furnished to our shareholders. In the Proxy Statement dated October 18, 2012, we asked our shareholders to vote on Proposal 4 to approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the authorized shares of capital stock to 30,000,000, including an increase in the authorized shares of voting common stock to 25,000,000 and an increase in the authorized shares of non-voting common stock to 4,000,000. Proposal 4 is amended and restated to reduce the proposed increase in authorized shares of non-voting common stock from 4,000,000 to 3,000,000 and to reduce the proposed increase in authorized shares of capital stock from 30,000,000 to 29,000,000.

Except for the Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

The proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated October 18, 2012 in that Proposal 4 has been amended to reduce the proposed increase in authorized shares of non-voting common stock to 3,000,000 and to reduce the proposed increase in authorized shares of capital stock to 29,000,000. You may vote on all proposals by submitting the proxy card enclosed with this Supplement or the proxy card previously furnished to you with the Proxy Statement, or by submitting a proxy via the Internet or by telephone, in each case following the procedures on your proxy card. If you have already voted and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting in the same manner as you voted for Proposal 4 on that proxy, and, with respect to all other proposals, in the manner as you voted for such proposals on that proxy.

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PROPOSAL 4

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF CAPITAL STOCK

Our Board of Directors is proposing to amend our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”). A summary of Proposal 4 follows. This summary may not contain all of the information that may be important to you. See Appendix A to this Supplement for the form of amendment we intend to file with the Secretary of State of the State of Maine if Proposal 4 is approved. The discussion in this summary of the proposed amendment is qualified in its entirety by reference to Appendix A, and we urge you to read Appendix A in its entirety.

Overview

Our Board of Directors has unanimously adopted a resolution proposing to amend our Articles of Incorporation to increase the authorized shares of voting common stock of Northeast from 13,500,000 shares to 25,000,000 shares, and to increase the authorized shares of non-voting common stock of Northeast from 1,500,000 shares to 3,000,000 shares, subject to shareholder approval. These increases would result in the total number of authorized shares of all classes of stock that Northeast is authorized to issue, including 1,000,000 shares of preferred stock, from 16,000,000 to 29,000,000. The form of amendment to our Articles of Incorporation is attached to this proxy statement as Appendix A and incorporated herein by reference.

If approved by our shareholders, the proposed amendment to the Articles of Incorporation will become effective upon the filing of the amendment to the Articles of Incorporation with, and acceptance for filing by, the Maine Secretary of State.

As of September 1, 2012, there were 9,307,127 shares of voting common stock and 1,076,314 shares of non-voting common stock issued and outstanding. Of the remaining 4,192,873 authorized but unissued shares of voting common stock, 635,018 shares were reserved for issuance under our equity incentive plans, and 67,958 shares were reserved for issuance upon conversion of outstanding warrants. Of the remaining 423,686 authorized but unissued shares of non-voting common stock, 162,010 shares were reserved for issuance under our equity incentive plans. As a result, as of September 1, 2012, we had 3,489,897 shares of voting common stock and 261,676 shares of non-voting common stock unreserved and available for future issuances.

While we have no definitive plans, undertakings, arrangements or agreements for issuing additional shares of voting common stock, non-voting common stock or preferred stock, the Board of Directors believes that it is advisable and in the best interests of the shareholders to increase the number of authorized shares of voting common stock and non-voting common stock to increase our flexibility in structuring capital raising transactions, future acquisitions, joint ventures, and strategic alliances. The additional authorized shares may also be useful in connection with certain merger and acquisition opportunities, or other proper corporate actions. This current increase would avoid the potential delay and expense of holding a special meeting of the shareholders at a later date.

Our capital levels are in compliance with all regulatory guidelines and we exceed the standards to be considered well capitalized. We do not believe that if shareholders refuse to approve the amendment, there is a material risk that we will be unable to continue to be classified as well capitalized. However, if Proposal 4 is not approved, we may not have sufficient authorized but not outstanding shares of common stock to take advantage of business opportunities as they may arise. Without additional capital, we may be unable to take advantage of opportunities on the capital markets or available acquisition opportunities.

Although the increase in the authorized number of shares of common stock could have possible anti-takeover effects, the proposed increase is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means, nor is it part of any plan by our Board of Directors to

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implement any anti-takeover measures. However, these authorized but unissued shares could (within the limits imposed by applicable law and the NASDAQ Stock Market rules) be issued in one or more transactions that could make a change of control of us more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then-outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors, although perceived to be desirable by some shareholders.

Our shareholders do not have preemptive rights. Therefore, if we decide to issue additional shares of common stock, our Board of Directors would have the discretion to determine to whom we offer these additional shares and the shareholders would not receive rights of first offer to purchase these shares. Except for a stock split or stock dividend, issuances of shares of voting common stock will dilute the voting power and ownership of our existing shareholders, and, depending on the price at which the shares are issued, an issuance of shares of voting or non-voting common stock may reduce the per share book value of the Company’s common stock. Furthermore, under Maine law and our Articles of Incorporation, shareholders do not have dissenter’s rights or appraisal rights with respect to any proposed increase in authorized shares of our common stock. If this amendment is approved and we are authorized to issue additional shares of common stock, the Board of Directors will determine whether, when, and on what terms to issue the additional shares of voting or non-voting common stock without further action by our shareholders, unless shareholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction.

Vote Required

The affirmative vote of the holders of two-thirds of the outstanding shares of our voting common stock is required for the approval of Proposal 4. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Recommendation

The Board of Directors unanimously recommends a vote FOR this proposal. Properly authorized proxies solicited by the Board will be voted FOR this proposal unless instructions to the contrary are given.

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APPENDIX A

Filing Fee $50.00
DOMESTIC
BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF AMENDMENT
Deputy Secretary of State

A True Copy When Attested By Signature
Northeast Bancorp
(Name of Corporation)
Deputy Secretary of State

Pursuant to 13-C MRSA §1006, the undersigned corporation executes and delivers the following Articles of Amendment:

FIRST:	The text of the amendment or the information required by 13-C MRSA §121.10.E as set forth in Exhibit A attached, was adopted on (date) .

The amendment was duly approved as follows: (“X” one box only.)

☐ by the incorporators – shareholder approval was not required OR
☐ by the board of directors – shareholder approval was not required OR
☐ by the shareholders in the manner required by this Act and by the articles of incorporation.

SECOND:	If the amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are set forth in Exhibit or as follows:

THIRD:	The effective date of the articles of amendment (if other than the date of filing of the articles of amendment) is .

DATED	*By
(signature of any duly authorized person)

(type or print name and capacity)

*	This document MUST be signed by any duly authorized officer OR the clerk. (13-C MRSA §121.5)

Please remit your payment made payable to the Maine Secretary of State.

SUBMIT COMPLETED FORMS TO:	CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101

FORM NO. MBCA-9 (1 of 1) Rev. 8/1/2004	TEL. (207) 624-7752

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EXHIBIT A

ARTICLES OF AMENDMENT

OF

NORTHEAST BANCORP

Article FOURTH of the Amended and Restated Articles of Incorporation of the Corporation, as amended, is hereby amended by replacing the first paragraph of said Article FOURTH with the following:

“SHARES—The total number of shares of all classes of stock that the corporation shall have authority to issue is 29,000,000, of which 25,000,000 shares, $1.00 par value, shall be a separate class designated as Voting Common Stock (“Voting Common Stock”), 3,000,000 shares, $1.00 par value, shall be a separate class designated as Non-Voting Common Stock (“Non-Voting Common Stock,” and together with Voting Common Stock, “Common Stock”) and 1,000,000 shares, $1.00 par value, shall be a separate class designated as Preferred Stock (“Preferred Stock”), of which 4,227 are designated as shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A.”

A-2

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
NORTHEAST BANCORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2012

The undersigned holder of shares of voting common stock of Northeast Bancorp ("Northeast"), a Maine corporation, does hereby appoint Richard Wayne and Claire Bean and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the shares of Northeast's voting common stock that the undersigned held of record as of the close of business on October 1, 2012, at the annual meeting of shareholders of Northeast Bancorp (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP located at Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Wednesday, November 28, 2012 at 10 a.m., Eastern time, or any adjournment or postponement thereof, on the following matters, and on such other business as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Amended Notice of Annual Meeting of Shareholders, the Proxy Statement, the Supplement to Proxy Statement and the Annual Report to Shareholders and revokes any proxy heretofore given with respect to the Annual Meeting. **The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4, 5 and 6 below:**

	For	With-hold	For All Except
1. To elect the three nominees named in the proxy statement as Class II directors, each to serve for a three-year term and until their respective successors are duly elected and qualified:	☐	☐	☐

Matthew B. Botein   Cheryl Lynn Dorsey   Peter W. McClean

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
2. To approve the advisory, non-binding proposal to approve the compensation of Northeast's named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young, LLP as Northeast's independent registered public accounting firm for the fiscal year ending June 30, 2013.	☐	☐	☐
4. To approve an amendment to Northeast's Amended and Restated Articles of Incorporation, as amended, to increase the number of shares of capital stock authorized for issuance from 16,000,000 shares to 29,000,000 shares, as more fully set forth in *Appendix A* to the supplement to the proxy statement.	☐	☐	☐
5. To amend and restate the Northeast Bancorp 2010 Stock Option and Incentive Plan.	☐	☐	☐
6. To adjourn or postpone the annual meeting, if necessary, to solicit additional proxies in favor of Proposal 4.	☐	☐	☐

7. To consider and act upon any other matters that are properly brought before the annual meeting and at any adjournments or postponements thereof. At this time we are not aware of any such other matters.

PLEASE ENTER THE NUMBER OF SHARES OF VOTING COMMON STOCK OF NORTHEAST THAT YOU OWN:____________________

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the Annual Meeting.)

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. → ☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ____________ Co-holder (if any) sign above

Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.

Detach above card, sign, date and mail in postage paid envelope provided.

NORTHEAST BANCORP

PLEASE SIGN AND RETURN PROMPTLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____
____
____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/6899

6899